Exhibit 99.1

HYATT HOTELS CORPORATION ANNOUNCES NEW AUTHORIZATION

OF $250 MILLION IN SHARE REPURCHASES

CHICAGO (December 13, 2016) – Hyatt Hotels Corporation (“Hyatt” or the “Company”) (NYSE: H) today announced that its Board of Directors has authorized the repurchase of up to an additional $250 million of the Company’s common stock. The anticipated share repurchases are evidence of Hyatt’s ongoing commitment to return meaningful capital to stockholders while continuing to invest in global growth opportunities. Hyatt has repurchased $2.2 billion of shares from stockholders since 2011, including $268 million repurchased in 2016 through November 3, as previously reported.

Repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1 plan, at prices that the Company deems appropriate and subject to market conditions, applicable law and other factors deemed relevant in the Company’s sole discretion. The common stock repurchase program does not obligate the Company to repurchase any dollar amount or number of shares of common stock and the program may be suspended or discontinued at any time.

ABOUT HYATT HOTELS CORPORATION

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company with a portfolio of 12 premier brands and 679 properties in 54 countries, as of September 30, 2016. The Company’s purpose to care for people so they can be their best informs its business decisions and growth strategy and is intended to create value for shareholders, build relationships with guests and attract the best colleagues in the industry. The Company’s subsidiaries develop, own, operate, manage, franchise, license or provide services to hotels, resorts, branded residences and vacation ownership properties, including under the Park Hyatt®, Grand Hyatt®, Hyatt Regency®, Hyatt®, Andaz®, Hyatt Centric®, The Unbound Collection by Hyatt™, Hyatt Place®, Hyatt House®, Hyatt Ziva™, Hyatt Zilara™ and Hyatt Residence Club® brand names and have locations on six continents. For more information, please visit www.hyatt.com.

FORWARD-LOOKING STATEMENTS

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements include statements about Hyatt’s share repurchase program and involve known and unknown risks that are difficult to predict. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause our actual results, performance or achievements to differ materially from current expectations include, among others, the rate and pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; the financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; our ability to successfully execute our common stock repurchase program;

the possible inability of third-party owners, franchisees or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; changes in the competitive environment in our industry, including as a result of industry consolidation, and the markets where we operate; general volatility of the capital markets and our ability to access such markets; and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, which filings are available from the U.S. Securities and Exchange Commission. These factors are not necessarily all of the important factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.